UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number             811-22021

The Gabelli Healthcare & WellnessRx Trust

(Exact name of registrant as specified in charter)

One Corporate Center

Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Agnes Mullady

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code:   1-800-422-3554

Date of fiscal year end:   December 31

Date of reporting period:   June 30, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

The Gabelli Healthcare & WellnessRx Trust

Semiannual Report — June 30, 2013

Portfolio Management Team

To Our Shareholders,

For the six months ended June 30, 2013, the net asset value (“NAV”) total return of The Gabelli Healthcare & WellnessRX Trust (the “Fund”) was 20.1%, compared with a total return of 20.3% for the Standard & Poor’s (“S&P”) 500 Health Care Index. The total return for the Fund’s publicly traded shares was 20.2%. The Fund’s NAV per share was $11.26, while the price of the publicly traded shares closed at $9.80 on the New York Stock Exchange (“NYSE”). See below for additional performance information.

Enclosed are the schedule of investments and financial statements as of June 30, 2013.

Comparative Results

Average Annual Returns through June 30, 2013 (a) (Unaudited)
	Year to Date	1 Year	3 Year	5 Year	Since Inception (06/28/07)
Gabelli Healthcare & WellnessRx Trust
NAV Total Return (b)	20.09%	29.35%	23.14%	14.11%	9.86%
Investment Total Return (c)	20.15	37.71	26.03	15.01	7.83
S&P 500 Health Care Index	20.34	27.75	21.71	11.70	7.32
S&P 500 Index	13.39	20.60	18.45	7.01	3.36	(d)
S&P 500 Consumer Staples Index	13.14	17.48	19.51	11.73	9.80

(a)    Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Performance returns for periods of less than one year are not annualized. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The S&P 500 Health Care Index is an unmanaged indicator of health care equipment and services, pharmaceuticals, biotechnology, and life sciences stock performance. The S&P 500 Index is an unmanaged indicator of stock market performance. The S&P 500 Consumer Staples Index is an unmanaged indicator of food and staples retailing, food, beverage and tobacco, and household and personal products stock performance. Dividends are considered reinvested. You cannot invest directly in an index.

(b)    Total returns and average annual returns reflect changes in the NAV per share and reinvestment of distributions at NAV on the ex-dividend date, and adjustments for rights offerings and are net of expenses. Since inception return is based on an initial NAV of $8.00.

(c)    Total returns and average annual returns reflect changes in closing market values on the NYSE, reinvestment of distributions, and adjustments for rights offerings. Since inception return is based on an initial offering price of $8.00.

(d)    From June 30, 2007, the date closest to the Fund’s inception for which data is available.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of total investments as of June 30, 2013:

The Gabelli Healthcare & WellnessRx Trust

Food	23.5%
Health Care Providers and Services	17.0%
Pharmaceuticals	14.7%
Health Care Equipment and Supplies	14.3%
Beverages	10.0%
Food and Staples Retailing	8.8%
U.S. Government Obligations	6.9%
Biotechnology	2.2%

Computer Software and Services	1.0%
Consumer Services and Supplies	0.5%
Household and Personal Products	0.4%
Specialty Chemicals	0.4%
Hotels and Gaming	0.2%
Health Care	0.1%

100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

Certifications

The Fund’s Chief Executive Officer has certified to the New York Stock Exchange (“NYSE”) that, as of June 10, 2013, she was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund reports to the SEC on Form N-CSR which contains certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s disclosure in such reports and that are required by Rule 30a-2(a) under the 1940 Act.

The Gabelli Healthcare & WellnessRx Trust

Schedule of Investments — June 30, 2013 (Unaudited)

Shares		Cost	Market Value
	COMMON STOCKS — 93.0%
	Beverages — 10.0%
15,000	Campbell Soup Co.	$512,992	$671,850
24,000	Danone SA	1,246,018	1,801,265
180,000	DE Master Blenders 1753 NV†	1,978,064	2,881,837
25,000	Dean Foods Co.†	155,382	250,500
45,000	Dr Pepper Snapple Group Inc.	1,287,601	2,066,850
26,000	ITO EN Ltd.	400,457	601,896
15,000	Morinaga Milk Industry Co. Ltd.	48,287	43,860
400,000	Parmalat SpA	1,096,287	1,249,577
30,000	PepsiCo Inc.	1,903,267	2,453,700
8,000	Suntory Beverage & Food Ltd.†	254,979	250,050
60,000	The Coca-Cola Co.	1,666,457	2,406,600
424,000	Vitasoy International Holdings Ltd.	253,570	512,230
21,386	WhiteWave Foods Co., Cl. A†	311,020	347,522
9,095	WhiteWave Foods Co., Cl. B†	102,485	138,244

		11,216,866	15,675,981

	Biotechnology — 2.2%
20,000	Amgen Inc.	1,768,793	1,973,200
7,500	Illumina Inc.†	385,083	561,300
100,000	Lexicon Pharmaceuticals Inc.†	237,501	217,000
158,900	NeoGenomics Inc.†	325,086	632,422

		2,716,463	3,383,922

	Computer Software and Services — 1.0%
11,690	Computer Task Group Inc.	145,534	268,519
75,000	MedAssets Inc.†	1,483,493	1,330,500

		1,629,027	1,599,019

	Consumer Services and Supplies — 0.5%
15,000	Weight Watchers International Inc.	440,819	690,000

	Food — 23.5%
130,000	Boulder Brands Inc.†	795,794	1,566,500
7,000	Calavo Growers Inc.	163,583	190,330
40,000	ConAgra Foods Inc.	1,234,690	1,397,200
67,500	Flowers Foods Inc.	657,458	1,488,375
60,000	General Mills Inc.	1,870,784	2,911,800
60,000	Hillshire Brands Co.	1,726,191	1,984,800
70,200	Inventure Foods Inc.†	295,204	586,872
38,000	Kellogg Co.	1,914,212	2,440,740
29,000	Kerry Group plc, Cl. A	954,025	1,589,175
140,000	Kikkoman Corp.	1,588,067	2,329,099
25,000	Kraft Foods Group Inc.	882,253	1,396,750
55,000	Lifeway Foods Inc.	534,177	954,800
10,000	MEIJI Holdings Co. Ltd.	433,330	480,440
80,000	Mondelez International Inc., Cl. A	1,792,163	2,282,400
61,000	Nestlé SA	2,868,674	4,000,794
10,000	Post Holdings Inc.†	227,782	436,600
6,000	Rock Field Co. Ltd.	81,896	113,551

Shares		Cost	Market Value
58,200	Snyders-Lance Inc.	$1,149,119	$1,653,462
22,000	The Hain Celestial Group Inc.†	380,418	1,429,340
24,000	The J.M. Smucker Co.	1,307,314	2,475,600
110,000	Tingyi (Cayman Islands) Holding Corp.	176,608	286,486
60,000	Unilever plc, ADR	1,850,196	2,427,000
58,000	Yakult Honsha Co. Ltd.	1,552,813	2,403,509

		24,436,751	36,825,623

	Food and Staples Retailing — 8.8%
77,000	CVS Caremark Corp.	2,596,984	4,402,860
20,000	GNC Holdings Inc., Cl. A	710,608	884,200
30,000	Ingles Markets Inc., Cl. A	454,430	757,500
1,000	Nutraceutical International Corp.	16,338	20,440
7,000	The Fresh Market Inc.†	328,124	348,040
40,000	The Kroger Co.	852,218	1,381,600
30,000	United Natural Foods Inc.†	1,034,476	1,619,700
13,000	Vitamin Shoppe, Inc.†	608,304	582,920
15,000	Walgreen Co.	450,450	663,000
59,200	Whole Foods Market Inc.	797,514	3,047,616

		7,849,446	13,707,876

	Health Care Equipment and Supplies — 14.3%
15,000	Baxter International Inc.	858,102	1,039,050
10,000	Becton, Dickinson and Co.	784,787	988,300
65,000	Boston Scientific Corp.†	468,796	602,550
20,000	Cantel Medical Corp.	594,182	677,400
75,000	Chembio Diagnostics Inc.†	375,000	375,000
31,000	Covidien plc	1,288,494	1,948,040
31,000	Cutera Inc.†	294,604	272,800
10,000	Exactech Inc.†	177,030	197,500
30,000	Gerresheimer AG	1,327,264	1,737,693
40,000	Greatbatch Inc.†	975,762	1,311,600
9,400	Henry Schein Inc.†	418,608	900,050
15,000	Hospira Inc.†	485,736	574,650
20,000	ICU Medical Inc.†	831,603	1,441,200
14,000	Life Technologies Corp.†	1,031,126	1,036,140
19,000	MAKO Surgical Corp.†	323,233	228,950
50,000	Masimo Corp.	1,024,951	1,060,000
30,000	Medtronic Inc.	1,254,230	1,544,100
25,000	Orthofix International NV†	876,991	672,500
72,636	Rochester Medical Corp.†	718,036	1,069,928
75,000	Sparton Corp.†	976,982	1,293,000
20,000	Stryker Corp.	1,026,506	1,293,600
15,000	The Cooper Companies Inc.	1,112,547	1,785,750
25,000	Vascular Solutions Inc.†	245,684	367,750

		17,470,254	22,417,551

	Health Care Providers and Services — 17.0%
351,286	Adcare Health Systems Inc.†	1,327,063	1,686,173
25,000	Aetna Inc.	1,074,473	1,588,500
40,000	Alere Inc.†	1,023,010	980,000
50,000	AmerisourceBergen Corp.	1,476,790	2,791,500

See accompanying notes to financial statements.

The Gabelli Healthcare & WellnessRx Trust

Schedule of Investments (Continued) — June 30, 2013 (Unaudited)

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Health Care Providers and Services (Continued)
275,000	Assisted Living Concepts Inc., Cl. A†	$3,269,000	$3,289,000
20,000	Chemed Corp.	1,189,582	1,448,600
30,000	Cigna Corp.	1,113,675	2,174,700
15,000	DaVita HealthCare Partners Inc.†	1,632,445	1,812,000
110,000	Gentiva Health Services Inc.†	1,076,526	1,095,600
35,000	HCA Holdings Inc.	1,105,662	1,262,100
15,000	Humana Inc.	1,047,778	1,265,700
1,000	Laboratory Corp. of America Holdings†	87,640	100,100
23,000	McKesson Corp.	1,524,173	2,633,500
60,000	Quality Systems Inc.	1,144,683	1,122,600
20,000	Tenet Healthcare Corp.†	578,725	922,000
36,000	UnitedHealth Group Inc.	1,561,236	2,357,280

		20,232,461	26,529,353

	Hotels and Gaming — 0.2%
7,921	Ryman Hospitality Properties Inc.	187,095	308,998

	Household and Personal Products — 0.4%
18,000	Avon Products Inc.	319,144	378,540
15,000	Coty Inc., Cl. A†	259,173	257,700

		578,317	636,240

	Pharmaceuticals — 14.7%
30,000	Abbott Laboratories	719,458	1,046,400
31,800	Actavis Inc.†	1,856,981	4,013,796
50,000	Akorn Inc.†	701,500	676,000
1,000	Allergan Inc.	70,890	84,240
70,000	BioScrip Inc.†	777,702	1,155,000
59,000	Bristol-Myers Squibb Co.	1,860,973	2,636,710
4,000	Endo Health Solutions Inc.†	120,713	147,160
50,000	Express Scripts Holding Co.†	2,380,668	3,084,500
15,000	Gilead Sciences Inc.†	746,035	768,150
40,000	Johnson & Johnson	2,363,574	3,434,400
50,000	Merck & Co. Inc.	1,719,422	2,322,500
60,000	Mylan Inc.†	946,512	1,861,800
50,000	Pfizer Inc.	936,615	1,400,500
6,000	Roche Holding AG, ADR	250,095	371,190
1,000	Zoetis Inc.	26,000	30,890

		15,477,138	23,033,236

	Specialty Chemicals — 0.4%
10,000	FMC Corp.	393,194	610,600

	TOTAL COMMON STOCKS	102,627,831	145,418,399

Shares		Cost	Market Value
	RIGHTS — 0.1%
	Health Care — 0.1%
40,000	American Medical Alert Corp.†	$0	$400
90,000	Sanofi, CVR, expire 12/31/20†	152,466	173,700

	TOTAL RIGHTS	152,466	174,100

Principal Amount
	U.S. GOVERNMENT OBLIGATIONS — 6.9%
$10,847,000	U.S. Treasury Bills, 0.045% to 0.120%††, 07/11/13 to 12/05/13	10,845,573	10,845,796

TOTAL INVESTMENTS — 100.0%		$113,625,870	156,438,295

Other Assets and Liabilities (Net)			(177,005)

PREFERRED STOCK
(1,200,000 preferred shares outstanding)			(30,000,000)

NET ASSETS — COMMON STOCK
(11,217,460 common shares outstanding)			$126,261,290

NET ASSET VALUE PER COMMON SHARE
($126,261,290 ÷ 11,217,460 shares outstanding)			$11.26

†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt
CVR	Contingent Value Right

Geographic Diversification	%of Market Value	Market Value
North America	83.5%	$130,564,404
Europe.	11.6	18,180,271
Japan	4.0	6,222,404
Asia/Pacific	0.5	798,716
Latin America	0.4	672,500

Total Investments	100.0%	$156,438,295

See accompanying notes to financial statements.

The Gabelli Healthcare & WellnessRx Trust

Statement of Assets and Liabilities

June 30, 2013 (Unaudited)

Assets:
Investments, at value (cost $113,625,870)	$156,438,295
Foreign currency, at value (cost $1,033)	983
Cash	39
Receivable for investments sold	166,699
Dividends receivable	227,695
Deferred offering expense	61,297
Prepaid expenses	2,163

Total Assets	156,897,171

Liabilities:
Distributions payable	24,000
Payable for investments purchased	306,699
Payable for investment advisory fees	128,593
Payable for payroll expenses	89,104
Payable for accounting fees	7,500
Other accrued expenses	79,985

Total Liabilities	635,881

Preferred Shares:
Series A Cumulative Preferred Shares (5.760%, $25 liquidation value, $0.001 par value, 1,200,000 shares authorized, issued, and outstanding)	30,000,000

Net Assets Attributable to Common Shareholders	$126,261,290

Net Assets Attributable to Common Shareholders Consist of:
Paid-in capital	$81,158,151
Accumulated undistributed net investment income	63,049
Accumulated undistributed net realized gain on investments and foreign currency transactions	2,228,759
Net unrealized appreciation on investments	42,812,425
Net unrealized depreciation on foreign currency translations	(1,094)

Net Assets	$126,261,290

Net Asset Value per Common Share:
($126,261,290 ÷ 11,217,460 shares outstanding at $0.001 par value; unlimited number of shares authorized)	$11.26

Statement of Operations

For the Six Months Ended June 30, 2013 (Unaudited)

Investment Income:
Dividends (net of foreign withholding taxes of $7,250)	$1,399,859
Interest	5,392

Total Investment Income	1,405,251

Expenses:
Investment advisory fees	744,810
Shelf registration expense	92,439
Shareholder communications expenses	80,058
Payroll expenses	72,979
Shareholder services fees	40,722
Legal and audit fees	35,090
Trustees’ fees	30,349
Accounting fees	22,500
Custodian fees	6,976
Miscellaneous expenses	32,345

Total Expenses	1,158,268

Net Investment Income	246,983

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency:
Net realized gain on investments	5,620,343
Net realized loss on foreign currency transactions	(4,772)

Net realized gain on investments and foreign currency transactions	5,615,571

Net change in unrealized appreciation/depreciation:
on investments	16,322,122
on foreign currency translations	(1,464)

Net change in unrealized appreciation/depreciation on investments and foreign currency translations	16,320,658

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency	21,936,229

Net Increase in Net Assets Resulting from Operations	22,183,212

Total Distributions to Preferred Shareholders	(859,200)

Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	$21,324,012

See accompanying notes to financial statements.

The Gabelli Healthcare & WellnessRx Trust

Statement of Changes in Net Assets Attributable To Common Shareholders

	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31, 2012
Operations:
Net investment income	$246,983		$612,478
Net realized gain on investments and foreign currency transactions	5,615,571		13,446,427
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	16,320,658		11,831,458

Net Increase in Net Assets Resulting from Operations	22,183,212		25,890,363

Distributions to Preferred Shareholders:
Net investment income	(42,960	)*	(76,394)
Net realized short term gain	—		(438,615)
Net realized long term gain	(816,240	)*	(1,217,791)

Total Distributions to Preferred Shareholders	(859,200)		(1,732,800)

Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	21,324,012		24,157,563

Distributions to Common Shareholders:
Net investment Income	(112,174	)*	(538,741)
Net realized short term gain	—		(3,093,187)
Net realized long term gain	(2,131,318	)*	(8,588,060)
Return of capital	—		(231,393)

Total Distributions to Common Shareholders	(2,243,492)		(12,451,381)

Fund Share Transactions:
Net decrease from repurchase of common shares	—		(98,464)
Offering costs for common shares charged to paid-in capital	—		(3,063)

Net Decrease in Net Assets from Fund Share Transactions	—		(101,527)

Net Increase in Net Assets Attributable to Common Shareholders	19,080,520		11,604,655

Net Assets Attributable to Common Shareholders:
Beginning of period	107,180,770		95,576,115

End of period (including undistributed net investment income of $63,049 and $0, respectively)	$126,261,290		$107,180,770

*	Based on year to date book income. Amounts are subject to change and recharacterization at year end.

See accompanying notes to financial statements.

The Gabelli Healthcare & WellnessRx Trust

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period:

Six Months Ended
June 30, 2013			Year Ended December 31,
(Unaudited)			2012		2011	2010	2009	2008
Operating Performance:
Net asset value, beginning of period	$9.55		$8.51		$8.47	$7.76	$6.21	$8.03

Net investment income/(loss)	0.02		0.05		0.01	(0.05)	(0.05)	(0.07)
Net realized and unrealized gain/(loss) on investments, and foreign currency transactions	1.97		2.25		0.95	0.98	1.60	(1.70)

Total from investment operations	1.99		2.30		0.96	0.93	1.55	(1.77)

Distributions to Preferred Shareholders: (a)
Net investment income	(0.01	)*	(0.00	)(b)	—	(0.07)	—	—
Net realized short term/long term gain	(0.07	)*	(0.15)		(0.16)	—	—	—

Total distributions to preferred shareholders	(0.08)		(0.15)		(0.16)	(0.07)	—	—

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	1.91		2.15		0.80	0.86	1.55	(1.77)

Distributions to Common Shareholders:
Net investment income	(0.01	)*	(0.05)		—	—	—	(0.01)
Net realized short term/long term gain	(0.19	)*	(1.04)		—	—	—	(0.04)
Return of capital	—		(0.02)		—	—	—	—

Total distributions to common shareholders	(0.20)		(1.11)		—	—	—	(0.05)

Fund Share Transactions:
Increase/(Decrease) in net asset value from common share transactions	—		—		(0.72)	0.01	—	—
Offering costs for preferred shares charged to paid-in capital	—		—		—	(0.16)	—	—
Offering costs for common shares charged to paid-in capital	—		(0.00	)(b)	(0.04)	—	—	—

Total Fund share transactions	—		(0.00	)(b)	(0.76)	(0.15)	—	—

Net Asset Value Attributable to Common Shareholders, End of Period	$11.26		$9.55		$8.51	$8.47	$7.76	$6.21

NAV total return†	20.09%		25.37%		8.80%	9.15%	24.96%	(22.03)%

Market value, end of period	$9.80		$8.62		$7.14	$7.08	$6.70	$5.01

Investment total return ††	20.15%		36.33%		6.68%	5.67%	33.73%	(28.63)%

See accompanying notes to financial statements.

The Gabelli Healthcare & WellnessRx Trust

Financial Highlights (Continued)

Selected data for a share of beneficial interest outstanding throughout each period:

	Six Months Ended
	June 30, 2013		Year Ended December 31,
	(Unaudited)		2012	2011	2010	2009	2008
Ratios to Average Net Assets and Supplemental Data:
Net assets including liquidation value of preferred shares, end of period (in 000’s)	$156,261		$137,181	$125,576	$101,440	—	—
Net assets attributable to common shares, end of period (in 000’s)	$126,261		$107,181	$95,576	$71,440	$65,750	$52,622
Ratio of net investment income/(loss) to average net assets attributable to common shares	0.41	%(c)	0.56%	(0.44)%	(0.65)%	(0.72)%	(0.94)%
Ratio of operating expenses to average net assets attributable to common shares	1.95	%(c)	1.94%	2.22%	2.11%	2.04%	2.41%
Ratio of operating expenses to average net assets including liquidation value of preferred shares	1.56	%(c)	1.52%	1.66%	1.82%	—	—
Portfolio turnover rate	21.2%		46.6%	66.2%	45.2%	55.7%	122.0%
Preferred Shares:
5.760% Series A Cumulative Preferred Shares
Liquidation value, end of period (in 000’s)	$ 30,000		$30,000	$30,000	$30,000	—	—
Total shares outstanding (in 000’s)	1,200		1,200	1,200	1,200	—	—
Liquidation preference per share	$ 25.00		$25.00	$25.00	$25.00	—	—
Average market value (d)	$ 27.37		$27.46	$26.34	$25.35	—	—
Asset coverage per share	$ 130.22		$114.32	$104.65	$84.53	—	—
Asset Coverage	521%		457%	419%	338%	—	—

†

Based on net asset value per share at commencement of operations of $8.00 per share, adjusted for reinvestment of distributions at the net asset value per share on ex-dividend dates including the effect of shares issued pursuant to the 2011 rights offering, assuming full subscription by shareholders.

††

Based on market value per share at initial public offering of $8.00 per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment plan including the effect of shares issued pursuant to the 2011 rights offering, assuming full subscription by shareholders.

*	Based on year to date book income. Amounts are subject to change and recharacterization at year end.
(a)	Calculated based upon average common shares outstanding on the record dates throughout the periods.
(b)	Amount represents less than $0.005 per share.
(c)	Annualized.
(d)	Based on weekly prices.

See accompanying notes to financial statements.

The Gabelli Healthcare & WellnessRx Trust

Notes to Financial Statements (Unaudited)

1. Organization. The Gabelli Healthcare & WellnessRx Trust (the “Fund”) currently operates as a diversified closed-end management investment company organized as a Delaware statutory trust on February 20, 2007 and registered under the Investment Company Act of 1940 as amended (the “1940 Act”). Investment operations commenced on June 28, 2007.

The Fund’s investment objective is long term growth of capital. The Fund will invest at least 80% of its assets, under normal market conditions, in equity securities and income producing securities of domestic and foreign companies in the healthcare and wellness industries. As a result, the Fund may be more susceptible to economic, political, and regulatory developments in this particular sector of the market, positive or negative, and may experience increased volatility to the Fund’s NAV and a magnified effect in its total return.

2. Significant Accounting Policies. The Fund’s financial statements are prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and

The Gabelli Healthcare & WellnessRx Trust

Notes to Financial Statements (Unaudited) (Continued)

changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depository Receipts securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

—	Level 1 — quoted prices in active markets for identical securities;
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
—	Level 3 — significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of June 30, 2013 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 6/30/13
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Beverages	$ 15,425,931	$ 250,050	—	$ 15,675,981
Other Industries(a)	129,742,418	—	—	129,742,418
Total Common Stocks	145,168,349	250,050	—	145,418,399
Rights(a)	173,700	—	$400	174,100
U.S. Government Obligations	—	10,845,796	—	10,845,796
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$145,342,049	$11,095,846	$400	$156,438,295

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

The Fund did not have transfers between Level 1 and Level 2 during the six months ended June 30, 2013. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

The Gabelli Healthcare & WellnessRx Trust

Notes to Financial Statements (Unaudited) (Continued)

Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

Accounting Standards Update (“ASU”) No. 2011-11 “Balance Sheet Disclosures about Offsetting Assets and Liabilities.” ASU 2011-11 requires a fund to disclose both gross information and net information about both instruments and transactions eligible for offset in the statement of assets and liabilities and instruments and transactions subject to an agreement similar to a master netting arrangement. The scope of ASU 2011-11 includes derivatives and sale and repurchase agreements. The purpose of ASU 2011-11 is to facilitate comparison of financial statements prepared on the basis of GAAP and on the basis of International Financial Reporting Standards. Management is continually evaluating the implications of ASU 2011-11 and its impact on the financial statements and, at this time, has concluded that ASU 2011-11 is not applicable to the Fund because the Fund does not have investments covered under this guidance.

The Fund’s derivative contracts held at June 30, 2013, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Forward Foreign Exchange Contracts. The Fund may engage in forward foreign exchange contracts for the purpose of hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts

The Gabelli Healthcare & WellnessRx Trust

Notes to Financial Statements (Unaudited) (Continued)

are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. During the six months ended June 30, 2013, the Fund held no investments in forward foreign exchange contracts.

Limitations on the Purchase and Sale of Futures Contracts, Certain Options, and Swaps. Subject to the guidelines of the Board, the Fund may engage in “commodity interest” transactions (generally, transactions in futures, certain options, certain currency transactions, and certain types of swaps) only for bona fide hedging or other permissible transactions in accordance with the rules and regulations of the Commodity Futures Trading Commission (“CFTC”). Pursuant to amendments by the CFTC to Rule 4.5 under the Commodity Exchange Act (“CEA”), the Adviser has filed a notice of exemption from registration as a “commodity pool operator” with respect to the Fund. The Fund and the Adviser are therefore not subject to registration or regulation as a commodity pool operator under the CEA. Due to the recent amendments to Rule 4.5 under the CEA, certain trading restrictions are now applicable to the Fund as of January 1, 2013. These trading restrictions permit the Fund to engage in commodity interest transactions that include (i) “bona fide hedging” transactions, as that term is defined and interpreted by the CFTC and its staff, without regard to the percentage of the Fund’s assets committed to margin and options premiums and (ii) non-bona fide hedging transactions, provided that the Fund does not enter into such non-bona fide hedging transactions if, immediately thereafter, either (a) the sum of the amount of initial margin deposits on the Fund’s existing futures positions or swaps positions and option or swaption premiums would exceed 5% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions, or (b) the aggregate net notional value of the Fund’s commodity interest transactions would not exceed 100% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions. Therefore, in order to claim the Rule 4.5 exemption, the Fund is limited in its ability to invest in commodity futures, options, and certain types of swaps (including securities futures, broad based stock index futures, and financial futures contracts). As a result, in the future, the Fund will be more limited in its ability to use these instruments than in the past, and these limitations may have a negative impact on the ability of the Adviser to manage the Fund, and on the Fund’s performance.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference

The Gabelli Healthcare & WellnessRx Trust

Notes to Financial Statements (Unaudited) (Continued)

between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest without limit in restricted securities. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. The Fund held no restricted securities at June 30, 2013.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Custodian Fee Credits and Interest Expense. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee equal to 110% of the 90 day Treasury Bill rate on outstanding balances. This amount, if any, would be included in the Statement of Operations.

Distributions to Shareholders. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized

The Gabelli Healthcare & WellnessRx Trust

Notes to Financial Statements (Unaudited) (Continued)

gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. These reclassifications have no impact on the NAV of the Fund.

Distributions to shareholders of the Fund’s 5.76% Series A Cumulative Preferred Shares (“Series A Preferred”) are recorded on a daily basis and are determined as described in Note 5.

The tax character of distributions paid during the year ended December 31, 2012 was as follows:

	Common	Preferred
Distributions paid from:
Ordinary income (inclusive of short term capital gains)	$3,631,928	$515,009
Net long term capital gains	8,588,060	1,217,791
Return of capital	231,393	—

Total distributions paid	$12,451,381	$1,732,800

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

As of December 31, 2012, the components of accumulated earnings/losses on a tax basis were as follows:

Net unrealized appreciation on investments and foreign currency translations	$26,051,416
Other temporary differences*	(28,800)

Total.	$26,022,616

*	Other temporary differences are primarily due to adjustments on preferred share class distribution payables.

Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward for an unlimited period capital losses incurred in years beginning after December 22, 2010. As a result of the rule, post-enactment capital losses that are carried forward will retain their character as either short term or long term capital losses rather than being considered all short term as under previous law.

The following summarizes the tax cost of investments and the related net unrealized appreciation/depreciation at June 30, 2013:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$114,057,145	$43,433,308	$(1,052,158)	$42,381,150

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the six months ended June 30, 2013, the Fund did not incur any income tax, interest, or penalties. As of June 30, 2013, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. Tax years ended December 31, 2009 through December 31, 2012

The Gabelli Healthcare & WellnessRx Trust

Notes to Financial Statements (Unaudited) (Continued)

remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Agreements and Transactions with Affiliates. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed weekly and paid monthly, equal on an annual basis to 1.00% of the value of the Fund’s average weekly net assets including the liquidation value of preferred shares. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs.

During the six months ended June 30, 2013, the Fund paid brokerage commissions on security trades of $21,908 to G.research, Inc. (formerly Gabelli & Company, Inc.), an affiliate of the Adviser.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the six months ended June 30, 2013, the Fund paid or accrued $22,500 to the Adviser in connection with the cost of computing the Fund’s NAV.

As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although the officers may receive incentive based variable compensation from affiliates of the Adviser). For the six months ended June 30, 2013, the Fund accrued $72,979 in payroll expenses in the Statement of Operations.

The Fund pays each Trustee who is not considered an affiliated person an annual retainer of $3,000 plus $1,000 for each Board meeting attended. Each Trustee is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended. In addition, the Audit Committee Chairman receives an annual fee of $3,000, the Nominating Committee Chairman receives an annual fee of $2,000, and the Lead Trustee receives an annual fee of $1,000. A Trustee may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4. Portfolio Securities. Purchases and sales of securities during the six months ended June 30, 2013, other than short term securities and U.S. Government obligations, aggregated $29,382,980 and $31,010,896, respectively.

5. Capital. The Fund is authorized to issue an unlimited number of shares of beneficial interest (par value $0.001). The Board has authorized the repurchase of its shares on the open market when the shares are trading on the NYSE at a discount of 10% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares. During the year ended December 31, 2012, the Fund repurchased and retired 12,200 common shares on the open market at a cost of $98,464 and an average discount of approximately 15.22% from its NAV. There were no common shares repurchased through the six months ended June 30, 2013.

The Fund’s Declaration of Trust, as amended, authorizes the issuance of an unlimited number of shares of $0.001 par value Preferred Shares. The Preferred Shares are senior to the common shares and result in the

The Gabelli Healthcare & WellnessRx Trust

Notes to Financial Statements (Unaudited) (Continued)

financial leveraging of the common shares. Such leveraging tends to magnify both the risks and opportunities to common shareholders. Dividends on Series A Preferred are cumulative. The Fund is required by the 1940 Act and by the Statement of Preferences to meet certain asset coverage tests with respect to the Preferred Shares. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Preferred Shares at redemption prices of $25 per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund’s assets may vary in a manner unrelated to the 5.760% rate, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.

On August 20, 2010, the Fund received net proceeds of $28,725,173 (after underwriting discounts of $945,000 and offering expenses of $329,827) from the public offering of 1,200,000 shares of Series A Preferred. Commencing August 20, 2015 and at any time thereafter, the Fund, at its option, may redeem the Series A Preferred in whole or in part at the redemption price. The Board has authorized the repurchase of the Series A Preferred in the open market at prices less than the $25 liquidation value per share. During the six months ended June 30, 2013, the Fund did not repurchase any of the Series A Preferred. At June 30, 2013, 1,200,000 Series A Preferred were outstanding and accrued dividends amounted to $24,000.

On March 8, 2011, the Fund distributed one transferable right for each of the 8,427,945 common shares outstanding on that date. Three rights were required to purchase one additional common share at the subscription price of $6.50 per share. On April 12, 2011, the Fund issued 2,809,315 common shares, receiving proceeds of $17,838,418, after the deduction of offering expenses of $423,803. The NAV per share of the Fund was reduced by approximately $0.72 per share as a result of the issuance of shares below NAV.

The holders of Preferred Shares generally are entitled to one vote per share held on each matter submitted to a vote of shareholders of the Fund and will vote together with holders of common stock as a single class. The holders of Preferred Shares voting together as a single class also have the right currently to elect two Trustees and under certain circumstances are entitled to elect a majority of the Board. In addition, the affirmative vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the Preferred Shares, voting as a single class, will be required to approve any plan of reorganization adversely affecting the Preferred Shares, and the approval of two-thirds of each class, voting separately, of the Fund’s outstanding voting stock must approve the conversion of the Fund from a closed-end to an open-end investment company. The approval of a majority (as defined in the 1940 Act) of the outstanding Preferred Shares and a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities are required to approve certain other actions, including changes in the Fund’s investment objectives or fundamental investment policies.

The Fund filed a $120 million shelf registration statement with the SEC that went effective May 22, 2013, enabling the Fund to offer additional common and preferred shares.

On June 17, 2013, the Fund distributed one transferable right for each of the 11,217,460 common shares outstanding on that date. Three rights were required to purchase one additional common share at the subscription price of $9.00 per share.

The Gabelli Healthcare & WellnessRx Trust

Notes to Financial Statements (Unaudited) (Continued)

6. Industry Concentration. Because the Fund primarily invests in common stocks and other securities of foreign and domestic companies in the health care, pharmaceuticals, and food and beverage industries, its portfolio may be subject to greater risk and market fluctuations than a portfolio of securities representing a broad range of investments.

7. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

8. Other Matters. On April 24, 2008, the Adviser entered into a settlement with the SEC to resolve an inquiry regarding prior frequent trading in shares of the GAMCO Global Growth Fund (the “Global Growth Fund”) by one investor who was banned from the Global Growth Fund in August 2002. Under the terms of the settlement, the Adviser, without admitting or denying the SEC’s findings and allegations, paid $16 million (which included a $5 million civil monetary penalty). On the same day, the SEC filed a civil action in the U.S. District Court for the Southern District of New York against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer, who also is an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO complex, including the Fund, denies the allegations and is continuing in his positions with the Adviser and the funds. The settlement by the Adviser did not have, and the resolution of the action against the officer is not expected to have, a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement.

9. Subsequent Events. On July 17, 2013, the Fund’s rights offering expired. On July 25, 2013, the Fund issued 3,739,154 common shares receiving proceeds of 33,202,386, after the deduction of estimated offering expenses of $450,000.

Management has evaluated the impact on the Fund of all other subsequent events occurring through the date the financial statements were issued and has determined that there were no other subsequent events requiring recognition or disclosure in the financial statements.

Shareholder Meeting – May 13, 2013 – Final Results

The Fund’s Annual Meeting of Shareholders was held on May 13, 2013 at the Greenwich Library in Greenwich, Connecticut. At that meeting, common and preferred shareholders, voting together as a single class, elected Kuni Nakamura as a Trustee of the Fund. A total of 10,515,603 votes were cast in favor of this Trustee and a total of 326,090 votes were withheld for this Trustee, respectively. In addition, preferred shareholders, voting as a separate class, elected James P. Conn as a Trustee of the Fund. A total of 1,110,638 votes were cast in favor of this Trustee and a total of 3,971 votes were withheld for this Trustee.

Mario J. Gabelli, CFA, Anthony J. Colavita, Vincent D. Enright, Robert C. Kolodny, Anthonie C. van Ekris, and Salvatore J. Zizza continue to serve in their capacities as Trustees of the Fund.

We thank you for your participation and appreciate your continued support.

The Gabelli Healthcare & WellnessRx Trust

Board Consideration and Re-Approval of Investment Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), contemplates that the Board of Trustees (the “Board”) of The Gabelli Healthcare & WellnessRx Trust (the “Fund”), including a majority of the Trustees who have no direct or indirect interest in the Investment Advisory Agreement (the “Advisory Agreement”) and are not “interested persons” of the Fund, as defined in the 1940 Act (the “Independent Board Members”), are required to review and approve the terms of the Fund’s proposed Advisory Agreement. In this regard, the Board reviewed and approved, during the most recent six month period covered by this report, the Advisory Agreement with Gabelli Funds, LLC (the “Adviser”) for the Fund.

More specifically, at a meeting held on February 27, 2013, the Board, including the Independent Board Members, considered the factors and reached the conclusions described below relating to the selection of the Adviser and the approval of the Advisory Agreement.

Nature, Extent, and Quality of Services.

The Independent Board Members considered information regarding the portfolio managers, the depth of the analyst pool available to the Adviser and the portfolio managers, the scope of administrative, shareholder, and other services supervised or provided by the Adviser and the absence of significant service problems reported to the Board. The Independent Board Members noted the experience, length of service, and reputation of the portfolio managers.

Investment Performance of the Fund and Adviser.

The Independent Board Members considered one year, three year and five year investment performance for the Fund as compared with relevant equity indices and the performance of other sector equity closed-end and open-end funds prepared by Lipper, including other funds focused on healthcare or life sciences. The Independent Board Members noted that the Fund’s performance was above the median of funds in its peer group for the prior five year, three year and one year periods. The Independent Board Members also recognized that the performance of many of the funds in the peer group is not necessarily a good comparison for the Fund because of the Fund’s unique investment strategy compared with the investment strategies of many funds in the peer group. The Independent Board Members therefore recognized the more limited usefulness of the peer group comparison and concluded that the Adviser was delivering satisfactory performance results consistent with the investment strategy being pursued by the Fund.

Costs of Services and Profits Realized by the Adviser.

(a) Costs of Services to Fund: Fees and Expenses. The Independent Board Members considered the Fund’s management fee rate and expense ratio relative to industry averages for the Fund’s peer group category and the advisory fees charged by the Adviser and its affiliates to other fund and non-fund clients. The Independent Board Members noted that the mix of services under the Advisory Agreement is much more extensive than those under the advisory agreements for non-fund clients. The Independent Board Members noted that the investment advisory fee, other expenses, and total expenses paid by the Fund are higher than the median and average for its peer group. They were advised that the above average other and total expenses related to the large number of shareholder accounts and related transfer agency costs. They concluded that the management fee is acceptable based upon the qualifications, experience, reputation, and performance of the Adviser.

(b) Profitability and Costs of Services to Adviser. The Independent Board Members considered the Adviser’s overall profitability and costs, and pro forma estimates of the Adviser’s profitability and costs attributable to the Fund: (i) as part of the Fund Complex; and (ii) assuming the Fund constituted the Adviser’s only investment

The Gabelli Healthcare & WellnessRx Trust

Board Consideration and Re-Approval of Investment Advisory Agreements (Unaudited) (Continued)

company under its management. The Independent Board Members also considered whether the amount of profit is a fair entrepreneurial profit for the management of the Fund, and noted that the Adviser has substantially increased its resources devoted to Fund matters in response to recently enacted regulatory requirements and new or enhanced Fund policies and procedures. The Independent Board Members concluded that the Adviser’s profitability was at an acceptable level.

Extent of Economies of Scale as Fund Grows.

The Independent Board Members considered whether there have been economies of scale with respect to the management of the Fund and whether the Fund has appropriately benefited from any economies of scale. The Independent Board Members noted that economies of scale may develop for certain funds as their assets increase and their fund level expenses decline as a percentage of assets, but that fund level economies of scale may not necessarily result in Adviser level economies of scale. The Independent Board Members concluded that there was an appropriate sharing of economies of scale.

Whether Fee Levels Reflect Economies of Scale.

The Independent Board Members also considered whether the management fee rate is reasonable in relation to the asset size of the Fund and any economies of scale that may exist, and concluded that the Fund’s current fee schedule (without breakpoint) was considered reasonable.

Other Relevant Considerations.

(a) Adviser Personnel and Methods. The Independent Board Members considered the size, education, and experience of the Adviser’s staff, the Adviser’s fundamental research capabilities and the Adviser’s approach to recruiting, training, and retaining portfolio managers and other research and management personnel, and concluded that in each of these areas the Adviser was structured in such a way to support the high level of services being provided to the Fund.

(b) Other Benefits to the Adviser. The Independent Board Members also considered the character and amount of other incidental benefits received by the Adviser and its affiliates from its association with the Fund. The Independent Board Members considered the brokerage commissions paid to an affiliate of the Adviser. The Independent Board Members concluded that potential “fall-out” benefits that the Adviser and its affiliates may receive, such as affiliated brokerage commissions, greater name recognition, or increased ability to obtain research services, appear to be reasonable, and may in some cases benefit the Fund.

Conclusions

In considering the Advisory Agreement, the Independent Board Members did not identify any factor as all important or all controlling, and instead considered these factors collectively in light of the Fund’s surrounding circumstances. Based on this review, it was the judgment of the Independent Board Members that shareholders had received satisfactory absolute and relative performance at reasonable fees and, therefore, re-approval of the Agreement was in the best interests of the Fund and its shareholders. As a part of its decision making process, the Independent Board Members considered, generally, that shareholders invested in the Fund knowing that the Adviser managed the Fund and knowing its investment management fee schedule. As such, the Independent Board Members considered, in particular, whether the Adviser managed the Fund in accordance with its investment objectives and policies as disclosed to shareholders. The Independent Board Members concluded that the Fund was managed by the Adviser consistent with its investment objectives and policies.

AUTOMATIC DIVIDEND REINVESTMENT

AND VOLUNTARY CASH PURCHASE PLANS

Enrollment in the Plan

It is the policy of The Gabelli Healthcare & WellnessRx Trust to automatically reinvest dividends payable to common shareholders. As a “registered” shareholder, you automatically become a participant in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”). The Plan authorizes the Fund to credit shares of common stock to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Fund. Plan participants may send their stock certificates to Computershare Trust Company, N.A. (“Computershare”) to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

The Gabelli Healthcare & WellnessRx Trust

c/o Computershare

P.O. Box 43010

Providence, RI 02940-3010

Shareholders requesting this cash election must include the shareholder’s name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan or requesting a copy of the terms of the Plan may contact Computershare at (800) 336-6983.

If your shares are held in the name of a broker, bank, or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of “street name” and re-registered in your own name. Once registered in your own name, your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in “street name” at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

The number of shares of common stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Fund’s common stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of common stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Fund’s common stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange (“NYSE”) trading day, the next trading day. If the net asset value of the common stock at the time of valuation exceeds the market price of the common stock, participants will receive shares from the Fund valued at market price. If the Fund should declare a dividend or capital gains distribution payable only in cash, Computershare will buy common stock in the open market, or on the NYSE or elsewhere, for the participants’ accounts, except that Computershare will endeavor to terminate purchases in the open market and cause the Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the common stock exceeds the then current net asset value.

The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

Voluntary Cash Purchase Plan

The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to Computershare for investments in the Fund’s shares at the then current market price. Shareholders may send an amount from $250 to $10,000. Computershare will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. Computershare will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to Computershare, P.O. Box 43010, Providence, RI 02940–3010 such that Computershare receives such payments approximately 10 days before the 1st and 15th of the month. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by Computershare at least 48 hours before such payment is to be invested.

Shareholders wishing to liquidate shares held at Computershare must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address, and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Fund.

The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by Computershare on at least 90 days written notice to participants in the Plan.

THE GABELLI HEALTHCARE & WELLNESSRx TRUST

AND YOUR PERSONAL PRIVACY

Who are we?

The Gabelli Healthcare & WellnessRx Trust is a closed-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

What kind of non-public information do we collect about you if you become a Fund shareholder?

When you purchase shares of the Fund on the New York Stock Exchange, you have the option of registering directly with our transfer agent in order, for example, to participate in our dividend reinvestment plan.

—	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

—

Information about your transactions with us. This would include information about the shares that you buy or sell; it may also include information about whether you sell or exercise rights that we have issued from time to time. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

THE GABELLI HEALTHCARE & WELLNESSRx TRUST

One Corporate Center

Rye, NY 10580-1422

Portfolio Management Team Biographies

Mario J. Gabelli, CFA, is Chairman and Chief Executive Officer of GAMCO Investors, Inc. that he founded in 1976 and Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and an Honorary Doctorate Degree from Roger Williams University in Rhode Island.

Jeffrey J. Jonas, CFA, joined G.research, Inc. in 2003 as a research analyst. He focuses on companies in the cardiovascular, healthcare services, and pharmacy benefits management sectors, among others. He also serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Funds Complex. Mr. Jonas was a Presidential Scholar at Boston College, where he received a BS in Finance and Management Information Systems.

Kevin V. Dreyer joined G.research, Inc. in 2005 as a research analyst covering companies within the consumer sector. Mr. Dreyer now leads the consumer and healthcare and wellness sector teams. He also serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Funds Complex. Mr. Dreyer received a BSE from the University of Pennsylvania and an MBA from Columbia Business School.

THE GABELLI HEALTHCARE & WELLNESSRx TRUST

One Corporate Center

Rye, NY 10580-1422

Investment Objective:

The Gabelli Healthcare & WellnessRx Trust is a diversified, closed-end management investment company whose investment objective is long term growth of capital. The Fund seeks opportunities for long term growth presented in the healthcare and wellness industries.

Stock Exchange Listing

	Common	Series A Preferred
NYSE–Symbol:	GRX	GRX PrA
Shares Outstanding:	11,217,460	1,200,000

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentary is unrestricted. The financial statements and investment portfolio are mailed separately from the commentary. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “Specialized Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “Specialized Equity Funds.”

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the Net Asset Value is “XXGRX.”

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may, from time to time, purchase its common shares in the open market when the Fund’s shares are trading at a discount of 10% or more from the net asset value of the shares. The Fund may also, from time to time, purchase its preferred shares in the open market when the preferred shares are trading at a discount to the liquidation value.

THE GABELLI HEALTHCARE & WELLNESSRX TRUST

One Corporate Center

Rye, NY 10580-1422

t	800-GABELLI (800-422-3554)

f	914-921-5118

e	info@gabelli.com

GABELLI.com

TRUSTEES	OFFICERS

Mario J. Gabelli, CFA	Agnes Mullady
Chairman &	President & Treasurer
Chief Executive Officer,
GAMCO Investors, Inc.	Bruce N. Alpert
Secretary &
Anthony J. Colavita	Acting Chief Compliance Officer
President,
Anthony J. Colavita, P.C.	Carter W. Austin
Vice President
James P. Conn Former Managing Director & Chief Investment Officer, Financial Security Assurance Holdings Ltd.	Wayne C. Pinsent, CFA Vice President & Ombudsman David I. Schachter Vice President

Vincent D. Enright	Adam E. Tokar
Former Senior Vice President &	Vice President
Chief Financial Officer,
KeySpan Corp.	INVESTMENT ADVISER

Robert C. Kolodny, MD	Gabelli Funds, LLC
Physician,	One Corporate Center
Principal of KBS	Rye, New York 10580-1422
Management LLC
CUSTODIAN
Kuni Nakamura President, Advanced Polymer, Inc.	The Bank of New York Mellon COUNSEL

Anthonie C. van Ekris	Willkie Farr & Gallagher LLP
Chairman,
BALMAC International, Inc.	TRANSFER AGENT AND
REGISTRAR
Salvatore J. Zizza
Chairman,	Computershare Trust Company, N.A.
Zizza & Associates Corp.

GRX Q2/2013

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 01/01/13 through 01/31/13	Common – N/A Preferred – N/A	Common – N/A Preferred – N/A	Common – N/A Preferred – N/A	Common – 11,217,460 Preferred Series A – 1,200,000
Month #2 02/01/13 through 02/28/13	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – 11,217,460 Preferred Series A – 1,200,000
Month #3 03/01/13 through 03/31/13	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – 11,217,460 Preferred Series A – 1,200,000
Month #4 04/01/13 through 04/30/13	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – 11,217,460 Preferred Series A – 1,200,000
Month #5 05/01/13 through 05/31/13	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – 11,217,460 Preferred Series A – 1,200,000
Month #6 06/01/13 through 06/30/13	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – 11,217,460 Preferred Series A – 1,200,000
Total	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	N/A

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.	The date each plan or program was announced – The notice of the potential repurchase of common and preferred shares occurs quarterly in the Fund’s quarterly report in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.

b.	The dollar amount (or share or unit amount) approved – Any or all common shares outstanding may be repurchased when the Fund’s common shares are trading at a discount of 10% or more from the net asset value of the shares.

Any or all preferred shares outstanding may be repurchased when the Fund’s preferred shares are trading at a discount to the liquidation value of $25.00.

c.	The expiration date (if any) of each plan or program – The Fund’s repurchase plans are ongoing.

d.	Each plan or program that has expired during the period covered by the table – The Fund’s repurchase plans are ongoing.

e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. – The Fund’s repurchase plans are ongoing.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Gabelli Healthcare & WellnessRx Trust

By (Signature and Title)*	/s/ Agnes Mullady
Agnes Mullady, Principal Executive Officer and Principal Financial Officer

Date	9/6/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Agnes Mullady
Agnes Mullady, Principal Executive Officer and Principal Financial Officer

Date	9/6/13

*	Print the name and title of each signing officer under his or her signature.